UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-03310

Name of Fund: Retirement Reserves Money Fund of Retirement Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Retirement Reserves Money Fund of           Retirement Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2015

Date of reporting period: 10/31/2014

Item 1 – Report to Stockholders

OCTOBER 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

Retirement Reserves Money Fund  |  of Retirement Series Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014

Shareholder Letter

Dear Shareholder,

The final months of 2013 were generally positive for most risk assets such as equities and high yield bonds even as investors were grappling with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Higher quality bonds and emerging market investments, however, struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress and U.S. economic data weakened. Equities declined in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the soft patch in U.S. data was temporary and weather-related, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising tensions in Russia and Ukraine and signs of decelerating growth in China. Equity markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-yield environment, income-seeking investors moved into equities, pushing major indices to record levels. However, as stock prices continued to rise, investors became wary of high valuations and began shedding the stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names. The broad rotation into cheaper valuations resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging markets benefited from the trend after having suffered heavy selling pressure in early 2014.

Volatility ticked up in the middle of the summer. Markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August, allowing markets to rebound briefly amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised concerns that the Fed would increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes stoked increasing volatility in financial markets. Escalating geopolitical risks further fueled the fire. The U.S. renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia, while Scottish voters contemplated separating from the United Kingdom.

U.S. risk assets made a comeback in October while other developed markets continued their descent. This divergence in market performance moved in tandem with economic momentum and central bank policy. As the U.S. economy continued to strengthen, the need for monetary policy accommodation diminished. Meanwhile, economies in other parts of the developed world decelerated and central banks in Europe and Japan implemented aggressive measures to stimulate growth.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended October 31, 2014. U.S. small caps experienced significantly higher volatility than large caps, but nonetheless generated positive returns. International developed market equities broadly declined while emerging markets posted modest gains. Most fixed income assets produced positive results as rates generally fell. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

U.S. financial markets generally outperformed other parts of the world given stronger economic growth and corporate earnings, the continuation of low interest rates and the appeal of relative stability amid rising geopolitical uncertainty.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.22%	17.27%
U.S. small cap equities (Russell 2000® Index)	4.83	8.06
International equities (MSCI Europe, Australasia, Far East Index)	(4.83)	(0.60)
Emerging market equities (MSCI Emerging Markets Index)	3.74	0.64
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.29	5.21
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.35	4.14
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.54	7.94
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.82
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six-Month Period Ended October 31, 2014

The factors that detracted from U.S. growth in the first quarter of 2014 proved to be temporary as economic data improved sharply in the second quarter. After contracting by 2.1% in the first quarter, U.S. gross domestic product grew at a seasonally adjusted rate of 4.6% in the second quarter. The positive momentum continued into autumn, with the unemployment rate falling to 5.8% in October, the lowest level since June of 2008. In the release accompanying its October meeting, the Federal Open Market Committee (“FOMC”) noted, “On balance, a range of labor market indicators suggests that underutilization of labor resources is gradually diminishing.” Broad inflation measures, after picking up slightly in the later part of the second quarter, again receded, and remained below the FOMC’s target rate of 2%. Against this backdrop, the FOMC maintained its course during the six-month period, making no change to its target range for the federal funds rate of 0.00% to 0.25% and gradually paring down its monthly asset purchases. Having announced the conclusion of the purchase programs at its October meeting, the FOMC still expects that a low federal funds rate will be warranted for a considerable period of time given below-target inflation rates and inflation expectations remaining well-anchored and stable.

In the eurozone, economic growth continued to disappoint policymakers, while inflation measures slipped, prompting fears that the recent period of very low inflation could last longer than expected and threaten the currency bloc’s nascent growth. In an effort to spur growth and combat deflationary pressures, the European Central Bank (“ECB”) cut its key rates by 0.10% in July, including a bold move to a negative deposit rate. The central bank also enhanced lending programs designed to aid credit-starved individuals and small- to medium-sized companies. As the medium-term inflation outlook worsened in August, further signals of economic weakness prompted more action from policymakers. The ECB aggressively cut both its main refinancing rate and deposit rate by an additional 0.10%, to 0.05% and -0.20%, respectively. The central bank also announced an asset purchase program focused on asset-backed securities and covered bonds. After these moves, ECB President Mario Draghi stressed that the ECB has no plans to further lower interest rates.

London Interbank Offered Rates (“LIBOR”) remained virtually unchanged over the period amid highly accommodative monetary policy. The benchmark three-month LIBOR ended the period at 0.232%, not far above its historic low of 0.22% reached in early May. U.S. Treasury bill outstandings declined as the federal budget deficit improved and the Treasury Department cut the size of its weekly bill auctions to make room in its auction schedule to issue two-year floating rate notes (“FRNs”) — the first new structure issued in nearly 17 years. Treasury FRN issuance totaled $138 billion over the first ten months of 2014. After capping its fixed-rate reverse repurchase agreement program (RRP) at $300 billion in September, the Federal Reserve (the “Fed”) announced further testing of the facility in October, with the rate on the RRP varying between 3 and 10 basis points in the coming months. The Fed also announced that an additional $300 billion in collateral will become available to facility participants in December through term repo operations that will mature at the turn of the year. This announcement was well-received by money market participants as the term facility will provide a new source of eligible investments near year-end, which is typically a period of severe transitory declines of supply.

The Fed’s near-zero interest rate policy continued to be evident in the short-term municipal space. Yields remained extremely low on variable rate demand note (“VRDN”) securities, which make up the largest portion of municipal money market fund holdings. The benchmark Securities Industry and Financial Markets Association Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDN securities (as calculated by Municipal Market Data), averaged 0.06%, while ranging between a high of 0.12% and a low of 0.03% during the period. Increased demand and diminished issuance have combined to keep yields low on VRDN securities. Demand for VRDN securities increased throughout the period as money market funds looked to replace a reduced amount of one-year, fixed-rate note issuance and bond funds pursued a more defensive investment alternative to mitigate the risk of rising interest rates. New issuance of VRDN securities remained minimal as issuers continued to take advantage of the low cost of borrowing by issuing debt instruments with longer maturities. As the Fed unwound its asset purchase programs, money market participants became increasingly focused on the potential for a normalization of policy, especially as to when short-term interest rates may rise as this is one of the main factors to consider when purchasing securities with a one-year maturity. Market conditions remained stable as tax-exempt money funds broadly held ample liquidity to satisfy seasonal redemptions.

Short-term “note season,” which generally extends from May through August of each year, is the time when municipalities evaluate their financial needs for the upcoming fiscal year and issue short-term fixed-rate notes accordingly, resulting in a period of elevated supply. While state and local municipalities have continued to experience improvement in tax receipts, they have also continued to limit spending and reduce debt. In this environment, the 2014 note season concluded with issuance down 28% from the same period last year. In addition to traditional short-term money market participants, bond funds seeking to shorten their duration drove increased demand for one-year municipal notes during the period. The combination of lower issuance and increased demand kept the rate on one-year fixed issues low. After dipping down to just 0.11% in the middle of the summer, a few large new issues in August helped push the yield back up to 0.14% to end the six-month period one basis point below where it started. As such, the one-month to one-year municipal yield curve remained extremely flat while credit spreads continued to tighten as investors pursued higher-yielding issues.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014

Fund Information as of October 31, 2014

Investment Objective

Retirement Reserves Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

Current Seven-Day Yields
	7-Day SEC Yields	7-Day Yields
Class I	0.00%	0.00%
Class II	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains. Past performance is not indicative of future results.

Portfolio Composition
Percent of Net Assets
Certificates of Deposit	48%
Commercial Paper	26
Repurchase Agreements	12
U.S. Treasury Obligations	8
Municipal Bonds	5
Time Deposits	2
Liabilities in Excess of Other Assets	(1)

Total	100%

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2014 and held through October 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.00	$1.11	$1,000.00	$1,024.10	$1.12	0.22%
Class II	$1,000.00	$1,000.00	$1.11	$1,000.00	$1,024.10	$1.12	0.22%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014	5

Schedule of Investments October 31, 2014 (Unaudited)	(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 6.2%
Citibank NA, 0.24%, 11/21/14	$38,500	$38,500,000
State Street Bank & Trust, 0.28%, 10/01/15 (a)	8,000	8,000,000
Wells Fargo Bank NA, 0.22%, 11/26/14 (a)	41,000	41,000,000

		87,500,000
Yankee (b) — 42.0%
Australia & New Zealand Banking Group Ltd., NY, 0.22%, 2/25/15 (a)	10,000	10,000,000
Bank of Montreal, Chicago (a):
0.18%, 12/08/14	20,000	20,000,000
0.22%, 1/08/15	20,000	20,000,000
Bank of Nova Scotia, Houston, 0.23%, 5/08/15 (a)	20,000	20,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY, 0.25%, 2/25/15	20,000	20,000,000
BNP Paribas SA, NY, 0.30%, 2/04/15	10,000	10,000,000
Canadian Imperial Bank of Commerce, NY (a):
0.15%, 3/02/15	33,095	33,095,000
0.22%, 6/17/15	16,000	16,000,000
Credit Agricole CIB, NY, 0.26%, 11/03/14	15,000	15,000,000
Credit Industriel et Commercial, NY:
0.32%, 11/03/14	5,000	5,000,000
0.32%, 11/17/14	2,000	2,000,000
0.30%, 1/08/15	5,000	5,000,000
0.30%, 4/16/15	7,000	7,000,000
Credit Suisse, NY, 0.30%, 11/14/14	12,000	12,000,000
DNB Bank ASA, NY:
0.07%, 11/05/14	25,000	25,000,000
0.16%, 1/05/15	40,000	40,000,000
National Bank of Canada, NY (a):
0.31%, 12/09/14	6,000	6,000,000
0.24%, 12/20/14	15,000	15,000,000
0.27%, 12/24/14	15,000	15,000,000
Norinchukin Bank, NY, 0.21%, 11/26/14	19,000	19,000,000
Rabobank Nederland NV, NY:
0.35%, 1/12/15	16,000	16,000,000
0.27%, 9/16/15 (a)	25,000	25,000,000
Royal Bank of Canada, NY (a):
0.26%, 12/05/14	6,000	6,000,000
0.26%, 1/21/15	16,000	16,000,000
0.26%, 2/04/15	16,000	16,000,000
Skandinaviska Enskilda Banken AB, NY:
0.23%, 12/08/14	21,000	21,000,000
0.23%, 1/13/15	15,500	15,500,000
Societe Generale, NY, 0.25%, 2/02/15	8,000	8,000,000
Sumitomo Mitsui Banking Corp., NY:
0.20%, 1/07/15	24,000	24,000,000
0.25%, 2/13/15	20,000	20,000,000
Sumitomo Mitsui Trust Bank Ltd., 0.25%, 1/28/15	29,000	29,000,000
Toronto-Dominion Bank, NY:
0.25%, 9/04/15 (a)	20,000	20,000,000
0.35%, 9/10/15	8,000	8,000,000
Certificates of Deposit	Par (000)	Value
Yankee (b) (concluded)
UBS AG, Stamford, 0.24%, 1/05/15 (c)	$17,000	$17,000,000
Westpac Banking Corp., NY (a):
0.23%, 5/05/15	16,000	16,000,000
0.24%, 8/26/15	18,000	18,000,000

		590,595,000
Total Certificates of Deposit — 48.2%		678,095,000

Commercial Paper
BNP Paribas Finance, Inc. (d):
0.00%, 1/02/15	29,000	28,989,342
0.27%, 1/20/15	5,000	4,996,963
CAFCO LLC, 0.24%, 12/22/14 (d)	19,000	18,993,413
Collateralized Commercial Paper Co. LLC (d):
0.30%, 2/09/15	12,000	11,989,900
0.30%, 2/27/15	30,000	29,970,250
0.00%, 7/07/15	7,000	6,980,633
0.00%, 7/17/15	13,000	12,963,524
Credit Agricole CIB, NY, 0.24%, 12/19/14 (d)	55,000	54,982,033
Credit Suisse, NY, 0.30%, 11/25/14 (d)	10,000	9,997,951
Fairway Finance Co. LLC, 0.22%, 2/06/15 (d)(e)	14,409	14,400,371
General Electric Capital Corp., 0.21%, 2/10/15 (d)	15,500	15,490,778
HSBC Bank PLC, 0.24%, 10/23/15 (a)	15,000	15,000,000
ING (U.S.) Funding LLC (d):
0.25%, 12/05/14	13,500	13,496,719
0.00%, 12/08/14	18,000	17,996,010
National Australia Funding Delaware, Inc., 0.23%, 8/11/15 (a)	23,000	23,000,000
Natixis, NY, 0.00%, 11/03/14 (d)	55,000	54,999,748
Rabobank USA Financial Corp., 0.21%, 11/12/14 (d)	2,000	1,999,860
Rhein-Main Securitisation Ltd., 0.20%, 11/03/14 (d)	20,000	19,999,667
Westpac Banking Corp., 0.23%, 7/02/15 (a)	6,000	5,999,795
Total Commercial Paper — 25.8%		362,246,957

Municipal Bonds (c)
County of Jackson West Virginia, RB, VRDN, Armstrong World Industries, Inc. Project (Bank of Nova Scotia LOC), 0.06%, 11/07/14	17,500	17,500,000
Eclipse Funding Trust, Refunding RB, VRDN (US Bank NA LOC, US Bank NA SBPA), 0.05%, 11/07/14 (e)	6,300	6,300,000
Indiana Finance Authority, Refunding RB, VRDN, Sisters of St. Francis, Series B (JPMorgan Chase Bank LOC), 0.05%, 11/07/14	5,400	5,400,000

Portfolio Abbreviations

AMT	Alternative Minimum Tax (subject to)
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
LOC	Letter of Credit
RB	Revenue Bonds
SBPA	Stand-by Bond Purchase Agreements
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

6	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Municipal Bonds (concluded)
Los Angeles Community Redevelopment Agency California, RB, VRDN, Hollywood & Vine Apartments, Series A (Fannie Mae Liquidity Guarantor), 0.06%, 11/07/14	$9,000	$9,000,000
New York City Industrial Development Agency, RB, VRDN, USA Waste Services, New York City Project, AMT (JPMorgan Chase Bank LOC), 0.08%, 11/07/14	9,000	9,000,000
New York State HFA, HRB, VRDN, Series A:
125 West 31st Street Housing, AMT (Fannie Mae SBPA, Fannie Mae Guarantor), 0.04%, 11/07/14	12,000	12,000,000
East 39th Street Housing, AMT (Fannie Mae Liquidity Facility), 0.04%, 11/07/14	15,000	15,000,000
Total Municipal Bonds — 5.3%		74,200,000

Time Deposits — 1.6%
ING Bank NV, Amsterdam, 0.10%, 11/05/14	22,000	22,000,000

U.S. Treasury Obligations
U.S. Treasury Notes:
0.25%, 1/31/15	5,000	5,001,220
0.25%, 7/15/15	29,000	29,019,409
0.25%, 8/15/15	23,000	23,027,787
0.38%, 11/15/15	14,000	14,035,885
0.07%, 1/31/16 (a)	12,000	11,996,348
0.09%, 4/30/16 (a)	31,800	31,800,093
Total U.S. Treasury Obligations — 8.2%		114,880,742

Repurchase Agreements
Credit Suisse Securities (USA) LLC, 0.40%, 11/03/14 (Purchased on 10/17/14 to be repurchased at $21,003,967, collateralized by various Corporate/Debt Obligations, 0.00% to 4.78%, due 2/27/36 to 9/10/47, original par and fair values of $82,455,012 and $25,202,078, respectively)	21,000	21,000,000
Total Value of Credit Suisse Securities (USA) LLC, (collateral value of $25,202,078)		21,000,000
Goldman Sachs & Co., 0.14%, 11/04/14 (Purchased on 10/28/14 to be repurchased at $18,000,490, collateralized by various U.S. Government Sponsored Agency Obligations, 3.50% to 4.50%, due 1/01/43 to 12/01/43, original par and fair values of $18,060,813 and $18,540,000, respectively)	18,000	18,000,000
Goldman Sachs & Co., 0.15%, 11/06/14 (Purchased on 10/30/14 to be repurchased at $22,000,642, collateralized by various U.S. Government Sponsored Agency Obligations, 2.58% to 2.62%, due 10/01/44, original par and fair values of $21,937,957 and $22,660,001, respectively)	22,000	22,000,000
Total Value of Goldman Sachs & Co. (collateral value of $41,200,001)		40,000,000

Certificates of Deposit	Par (000)	Value
Repurchase Agreements (concluded)
J.P. Morgan Securities, LLC, 0.53%, 11/18/14 (Purchased on 8/18/14 to be repurchased at $5,006,772, collateralized by various Corporate/Debt Obligations, 6.00% to 7.25%, due 9/15/21 to 5/15/22, original par and fair values of $5,440,000 and $5,750,437, respectively)	$5,000	$5,000,000
Total Value of J.P. Morgan Securities, LLC, (collateral value of $5,750,437)		5,000,000
Mizuho Securities USA, Inc., 0.11%, 11/03/14 (Purchased on 10/31/14 to be repurchased at $40,000,367, collateralized by various U.S. Government Sponsored Agency Obligations, 3.50% to 6.60%, due 5/20/43 to 7/20/43, original par and fair values of $278,992,194 and $42,910,841, respectively)	40,000	40,000,000
Mizuho Securities USA, Inc., 1.13%, 12/02/14 (Purchased on 8/26/13 to be repurchased at $19,277,321, collateralized by various U.S. Government Sponsored Agency Obligations, 1.20% to 6.05%, due 11/15/42 to 12/25/42, original par and fair values of $292,509,117 and $20,486,638, respectively) (c)	19,000	19,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $63,397,479)		59,000,000
Morgan Stanley & Co. LLC, 0.10%, 11/03/14 (Purchased on 10/31/14 to be repurchased at $20,669,172, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 9.50%, due 11/24/14 to 8/01/44, original par and fair values of $42,486,797 and 21,201,566, respectively)	20,669	20,669,000
Total Value of Morgan Stanley & Co. LLC, (collateral value of $21,201,566)		20,669,000
Wells Fargo Securities, LLC, 0.40%, 11/05/14 (Purchased on 8/07/14 to be repurchased at $9,009,000, collateralized by various Corporate/Debt Obligations, 2.15% to 7.41%, due 11/21/18 to 10/15/27, original par and fair values of $8,889,053 and $9,450,001, respectively)	9,000	9,000,000
Wells Fargo Securities, LLC, 0.46%, 1/12/15 (Purchased on 10/14/14 to be repurchased at $13,014,950, collateralized by various Corporate/Debt Obligations, 3.50% to 7.41%, due 10/01/22 to 4/01/44, original par and fair values of $12,764,131 and $13,650,001, respectively)	13,000	13,000,000
Total Value of Wells Fargo Securities, LLC (collateral value of $23,100,002)		22,000,000
Total Repurchase Agreements — 11.9%		167,669,000
Total Investments (Cost — $1,419,091,699*) — 101.0%		1,419,091,699
Liabilities in Excess of Other Assets — (1.0)%		(13,915,922)

Net Assets — 100.0%		$1,405,175,777

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014	7

Schedule of Investments (concluded)

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Variable rate security. Rate shown is as of report date.
(b)	Issuer is a U.S. branch of foreign domiciled bank.
(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(d)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$1,419,091,699	—	$1,419,091,699
[1] See above Schedule of Investments for values in each security type.

The fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, cash of $11,790 is categorized as Level I within the disclosure hierarchy.

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

8	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014

Statement of Assets and Liabilities

October 31, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $1,251,422,699)	$1,251,422,699
Repurchase agreements, at value (cost — $167,669,000)	167,669,000
Cash	11,790
Interest receivable	384,107
Capital shares sold receivable	37,207
Prepaid expenses	59,049

Total assets	1,419,583,852

Liabilities
Capital shares redeemed payable	13,989,368
Investment advisory fees payable	224,638
Officer’s and Trustees’ fees payable	8,248
Other affiliates payable	4,913
Other accrued expenses payable	180,908

Total liabilities	14,408,075

Net Assets	$1,405,175,777

Net Assets Consist of
Paid-in capital	$1,405,059,900
Undistributed net investment income	612
Accumulated net realized gain	115,265

Net Assets	$1,405,175,777

Net Asset Value
Class I — Based on net assets of $1,370,534,372 and 1,370,421,309 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00

Class II — Based on net assets of $34,641,405 and 34,638,591 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014	9

Statement of Operations

Six Months Ended October 31, 2014 (Unaudited)

Investment Income
Income	$1,636,400

Expenses
Investment advisory	3,570,305
Distribution — Class II	33,976
Transfer agent — Class I	1,265,896
Transfer agent — Class II	24,996
Registration	89,928
Accounting services	55,016
Professional	40,388
Printing	33,764
Custodian	28,060
Officer and Trustees	22,356
Miscellaneous	29,159

Total expenses	5,193,844
Less fees waived by Manager	(2,232,845)
Less distribution fees waived — Class II	(33,976)
Transfer agent fees reimbursed — Class I	(1,265,896)
Transfer agent fees reimbursed — Class II	(24,996)

Total expenses after fees waived and/or reimbursed	1,636,131

Net investment income	269

Realized Gain
Net realized gain from investments	55,677

Net Increase in Net Assets Resulting from Operations	$55,946

See Notes to Financial Statements.

10	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014

Operations
Net investment income	$269	$613
Net realized gain	55,677	85,559

Net increase in net assets resulting from operations	55,946	86,172

Distributions to Shareholders From[1]
Net investment income:
Class I	(264)	(862)
Class II	(5)	(19)
Net realized gain:
Class I	—	(59,288)
Class II	—	(1,271)

Decrease in net assets resulting from distributions to shareholders	(269)	(61,440)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(100,831,687)	(279,192,488)

Net Assets
Total decrease in net assets	(100,776,010)	(279,167,756)
Beginning of period	1,505,951,787	1,785,119,543

End of period	$1,405,175,777	$1,505,951,787

Undistributed net investment income, end of period	$612	$612

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014	11

Financial Highlights

	Class I
	Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0007
Net realized gain	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0002	0.0000 [1]

Net increase from investment operations	0.0000		0.0000	0.0000	0.0000	0.0002	0.0000

Distributions from:[2]
Net investment income	(0.0000)[3]		(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0007)
Net realized gain	—		(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0002)	(0.0000)[3]

Total distributions	(0.0000)		(0.0000)	(0.0000)	(0.0000)	(0.0002)	(0.0007)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.00%	[5]	0.00%	0.00%	0.00%	0.02%	0.07%

Ratio to Average Net Assets
Total expenses	0.70%	[6]	0.65%	0.63%	0.68%	0.59%	0.56%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.22%	[6]	0.23%	0.29%	0.26%	0.40%	0.41%

Net investment income	0.00%	[6]	0.00%	0.00%	0.00%	0.00%	0.08%

Supplemental Data
Net assets, end of period (000)	$1,370,534		$1,474,106	$1,747,331	$2,137,787	$2,938,254	$3,508,192

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods shown determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.

See Notes to Financial Statements.

12	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014

Financial Highlights (concluded)

	Class II
	Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0006
Net realized gain	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0002	0.0000 [1]

Net increase from investment operations	0.0000		0.0000	0.0000	0.0000	0.0002	0.0006

Distributions from:[2]
Net investment income	(0.0000)[3]		(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0006)
Net realized gain	—		(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0002)	(0.0000)[3]

Total distributions	(0.0000)		(0.0000)	(0.0000)	(0.0000)	(0.0002)	(0.0006)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.00%	[5]	0.00%	0.00%	0.00%	0.02%	0.06%

Ratio to Average Net Assets
Total expenses	0.87%	[6]	0.85%	0.87%	0.84%	0.80%	0.79%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.22%	[6]	0.23%	0.29%	0.26%	0.40%	0.41%

Net investment income	0.00%	[6]	0.00%	0.00%	0.00%	0.00%	0.06%

Supplemental Data
Net assets, end of period (000)	$34,641		$31,845	$37,788	$43,152	$62,852	$79,458

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods shown determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014	13

Notes to Financial Statements (Unaudited)

1. Organization:

Retirement Reserves Money Fund (the “Fund”) is a series of Retirement Series Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company, which is comprised of a series of separate portfolios offering separate classes of shares to participants in the retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of Bank of America Corporation, acts as passive custodian. The Trust is organized as a Massachusetts business trust. At the present time, the Fund is the only series offered. The Fund is classified as diversified. The Fund offers multiple classes of shares. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective class are entitled to vote on matters concerning only that class, and Class II Shares bear certain expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid daily. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

14	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014

Notes to Financial Statements (continued)

In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450%
$2 Billion — $3 Billion	0.400%
$3 Billion — $4 Billion	0.375%
$4 Billion — $7 Billion	0.350%
$7 Billion — $10 Billion	0.325%
$10 Billion — $15 Billion	0.300%
Greater than $15 Billion	0.290%

For the six months ended October 31, 2014, the Fund reimbursed the Manager $8,280 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.20% based upon the average daily net assets of the Fund’s Class II Shares.

The Manager and BRIL voluntarily agreed to waive a portion of management and distribution fees and reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statements of Operations as fees waived by Manager, or distribution fees waived — class specific and transfer agent fees reimbursed — class specific. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended April 30, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014	15

Notes to Financial Statements (concluded)

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

6. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Certain obligations held by the Fund have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Fund’s operations and return potential.

7. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

	Six Months Ended October 31, 2014	Year Ended April 30, 2014
Class I
Shares sold	1,584,506,633	4,379,423,214
Shares issued in reinvestment of distributions	46	59,587
Shares redeemed	(1,688,132,864)	(4,652,732,003)

Net decrease	(103,626,185)	(273,249,202)

Class II
Shares sold	20,135,841	39,896,832
Shares issued in reinvestment of distributions	—	1,276
Shares redeemed	(17,341,343)	(45,841,394)

Net increase (decrease)	2,794,498	(5,943,286)

Total Net Decrease	(100,831,687)	(279,192,488)

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Retirement Series Trust (the “Trust”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor, with respect to Retirement Reserves Money Fund, a series of the Trust (the “Fund”).

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”)

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014	17

Disclosure of Investment Advisory Agreement (continued)

and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

18	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, third and first quartiles, respectively, against its Lipper Performance Universe. However, the Board noted that the Fund performed within the one basis point threshold of its Lipper Performance Universe peer median for the one- and three-year periods. The Board reviewed the performance within the context of the low yield environment that has existed over the past few years.

The quartile standing of the Fund in its Lipper peer group takes into account the Fund’s current yield only. The Board believes that the performance of a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014	19

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board reviewed the expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. In addition, the Fund’s distributor has contractually agreed to waive the distribution fee for the Fund’s Class II Shares. The Board additionally noted that, to enable the Fund to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed to waive management fees and/or reimburse the Fund’s operating expenses as necessary. The voluntary waiver and reimbursement may be discontinued at any time without notice.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

20	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, President and Trustee

David O. Beim, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent Financial Data Services, Inc. Jacksonville, FL 32246	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014	21

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website (http://www.blackrock.com/moneymarketreports) or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

22	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2014	23

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

RETRES-10/14-AR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Retirement Reserves Money Fund of Retirement Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of Retirement Reserves Money Fund of Retirement Series Trust

Date: January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of Retirement Reserves Money Fund of Retirement Series Trust

Date: January 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of Retirement Reserves Money Fund of Retirement Series Trust

Date: January 2, 2015

3